UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 26, 2008
Date of Report (Date of earliest event reported)

SMART-TEK SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-29895	98-0206542
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

3702 South Virginia Street, Suite G12-401, Reno, NV	89502
(Address of principal executive offices)	(Zip Code)

604.628.81614
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On June 23, 2008 Smart-Tek Solutions Inc. (the “Company”), entered into Debt Settlement Agreements with five subscribers. Pursuant to the terms of the Debt Settlement Agreements, the Company issued an aggregate of 19,559,955 shares to the subscribers in consideration of the settlement of unsecured loans in the amount of $684,598.45 owed by the Company.

The Company issued the Shares to the subscribers pursuant to Regulation S of the Securities Act of 1933 on the basis that: (i) the subscribers represented that they were outside of the United States at the time the Agreement was entered into; and (ii) the subscribers represented that they were not a US person as such term is defined under Regulation S.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Form of Debt Settlement and Subscription Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART-TEK SOLUTIONS INC.
Date: June 26, 2008
	By:	/s/ Perry Law
Perry Law
President